================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2004


                            ------------------------


                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)


                            ------------------------


            Delaware                  001-16179            72-1409562
(State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)      file number)       Identification No.)

                       201 St. Charles Avenue, Suite 3400
                          New Orleans, Louisiana 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01. Entry into a Material Definitive Agreement.

     On October 28, 2004, Energy Partners, Ltd. (the "Company") announced the resignation of Bruce R. Sidner, effective October 31, 2004. Mr. Sidner had been the Company's Executive Vice President of Exploration since January 2002. In connection with his resignation, on October 26, 2004, the Company and Mr. Sidner entered into a consulting agreement (the "Consulting Agreement"), pursuant to which Mr. Sidner will continue to advise the Company with respect to the Company's ongoing exploration efforts. Pursuant to the Consulting Agreement, a copy of which is attached as Exhibit 10.1 to this current report, the Company and Mr. Sidner agreed to the following, among other things: a term through March 31, 2005; a $15,000 monthly retainer; and, subject to the approval of the compensation committee of the Company's Board of Directors, an extension of the period for the exercise of Mr. Sidner's vested stock options until December 31, 2004.

     The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the Consulting Agreement attached as Exhibit 10.1 to this current report on Form 8-K.

Item 1.02. Termination of a Material Definitive Agreement.

     In connection with Mr. Sidner's resignation as the Company's Executive Vice President of Exploration and pursuant to the Consulting Agreement, as described in Item 1.01 above, Mr. Sidner has voluntarily terminated his employment under the Employment and Stock Ownership Agreement by and between the Company and Mr. Sidner (the "Employment Agreement"), effective October 31, 2004.

     Under the Employment Agreement, Mr. Sidner was entitled to receive an annual salary of at least $245,000 and was granted options to purchase 100,000 shares of the Company's common stock at an exercise price equal to $7.98 per share, the market price of the common stock on the date of his appointment. In connection with an amendment to the Employment Agreement, dated March 16, 2004, Mr. Sidner received a grant of 71,429 restricted shares, which were to vest on January 14, 2007, subject to his continued employment with the Company, and the term of the Employment Agreement was extended through January 15, 2007. A copy of the Employment Agreement was filed with the Securities and Exchange Commission as Exhibit 10.4 to the Company's Form 8-K filed January 22, 2002, and a copy of the amendment was filed as Exhibit 99.1 to the Company's Form 8-K filed March 19, 2004.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         Bruce R. Sidner has resigned as the Company's Executive Vice President of Exploration, effective October 31, 2004, as described under Items 1.01 and
1.02 above, which descriptions are incorporated by reference into this Item
5.02.


Item 9.01. Financial Statements and Exhibits.

     Exhibits. The following exhibit is filed herewith:

      Exhibit No.         Description
      -----------         -----------

          10.1 Consulting Agreement by and between Energy Partners, Ltd. and Bruce Sidner, dated October 26, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 1, 2004


                                 ENERGY PARTNERS, LTD.


                                 By:  /s/ John H. Peper
                                      --------------------------------
                                      John H. Peper
                                      Executive Vice President,
                                      General Counsel and Corporate Secretary